CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Babson Stewart Ivory International Fund, Inc.

Each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of the Registrant, hereby certifies that, to such officer's knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



September 8, 2003
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Date


                                            /s/ Christopher J. Tomas
                                ------------------------------------------------
                                Christopher J. Tomas
                                Treasurer


                                            /s/ Jennifer Lammers
                                ------------------------------------------------
                                Jennifer Lammers
                                President


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


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